SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 29, 2006

                            GRANITE MASTER ISSUER PLC
             (Exact name of registrant as specified in its charter)
                                England and Wales
                 (State or other jurisdiction of incorporation)
                                   333-133279
                            (Commission File Number)
                                 Not applicable
                        (IRS Employer Identification No.)
                                   Fifth Floor
                                 100 Wood Street
                            London EC2V 7EX, England
                    (Address of principal executive offices)
                               +44 (0)20 7606 0643
              (Registrant's telephone number, including area code)

                        GRANITE FINANCE TRUSTEES LIMITED
             (Exact name of registrant as specified in its charter)
                             Jersey, Channel Islands
                 (State or other jurisdiction of incorporation)
                                  333-133279-02
                            (Commission File Number)
                                 Not applicable
                        (IRS Employer Identification No.)
                               22 Grenville Street
             St. Helier, Jersey JE4 8PX, Channel Islands (Address of
                         principal executive offices)
                               +44 (0)1534 609 333
              (Registrant's telephone number, including area code)

                        GRANITE FINANCE FUNDING 2 LIMITED
             (Exact name of registrant as specified in its charter)
                                England and Wales
                 (State or other jurisdiction of incorporation)
                                  333-133279-01
                            (Commission File Number)
                                 Not applicable
                        (IRS Employer Identification No.)
                                   Fifth Floor
                                 100 Wood Street
                            London EC2V 7EX, England
                    (Address of principal executive offices)
                               +44 (0)20 7606 0643
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9       Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.
----------  ---------------------------------

(a) Financial statements of businesses acquired:
------------------------------------------------

      Not applicable.

(b) Pro forma financial information:
------------------------------------

      Not applicable.

(c) Shell Company Transactions:
-------------------------------

      Not applicable

(d) Exhibits:
---  ---------

Exhibit No. Description

1.1         Underwriting Agreement

4.1.2       Loan Tranche Supplement

4.4.2       Deed of Accession to Issuer Deed of Charge

4.6.2       Eighth Supplemental Trust Deed

10.2        Issuer Dollar Currency Swap Agreement

10.3        Issuer Euro Currency Swap Agreement

10.4.2      Start-up Loan Tranche Supplement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.


Date: December 1, 2006


                                        GRANITE MASTER ISSUER PLC


                                        By:   /s/ Sharon Tyson
                                              -----------------------------
                                        Name:   Sharon Tyson
                                        Title:  Representing L.D.C.
                                                Securitisation Director
                                                No. 1 Limited



Date: December 1, 2006


                                        GRANITE FINANCE FUNDING 2 LIMITED


                                        By:   /s/ Sharon Tyson
                                              -----------------------------
                                        Name:   Sharon Tyson
                                        Title:  Representing L.D.C.
                                                Securitisation Director
                                                No. 1 Limited

Date: December 1, 2006


                                        GRANITE FINANCE TRUSTEES LIMITED


                                        By:   /s/ Daniel Le Blancq
                                              -----------------------------
                                        Name:   Daniel Le Blancq
                                        Title:  Director

                                  EXHIBIT INDEX

            The following exhibits are filed herewith:


Exhibit No.
-----------

1.1         Underwriting Agreement

4.1.2       Loan Tranche Supplement

4.4.2       Deed of Accession to Issuer Deed of Charge

4.6.2       Eighth Supplemental Trust Deed

10.2        Issuer Dollar Currency Swap Agreement

10.3        Issuer Euro Currency Swap Agreement

10.4.2      Start-up Loan Tranche Supplement